Exhibit 10.2

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS TO THE

AGREEMENT FILED AS EXHIBIT 10.1 TO THIS CURRENT REPORT ON FORM

8-K, PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

Ventas, Inc. and ElderTrust Operating Limited Partnership have entered into an OP Contribution Agreement dated as of April 12, 2005 with each of the holders of common units of limited partnership interest (the “LTIP Units”) issued pursuant to the Long Term Incentive Plan of Provident Senior Living Trust listed in the table below, which agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, except for differences relating to the holder and the number of LTIP Units held by such holder.

Holder	Number of LTIP Units
Charles A. Post	91,500
William B. Ciorletti	99,250
Saul A. Behar	42,000
Mark A. Doyle	20,000
Randolph W. Jones	20,000
Frederic H. Lindeberg	20,000
Marie P. Mueller	3,500
Geoffrey Domal	2,500
Nancy R. Mele	1,500